 FORM 8-K/A

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT
Date of Report (date of earliest event reported) March 9, 2012

Commission File No. 0-29373

Seychelle Environmental Technologies, Inc.
(Exact Name of registrant as specified in its charter)

Nevada	33-6159915
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

32963 Calle Perfecto
San Juan Capistrano, California	92675
(Address of principal executive offices)	(zip code)

(949) 234-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiaries, Seychelle Water Technologies, Inc., also a Nevada corporation, and Seychelle Japan, a majority owned-owned Japanese company.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i)
On March 2, 2012, our Board of Directors voted to dismiss our independent registered public accounting firm, Windes & McClaughry Accountancy Corporation (Windes & McClaughry), of Irvine, California and to replace them with Ramirez Jimenez, International CPA’s, of Irvine California (RJI).  As of that date, RJI formally accepted us as a client for the audit of our consolidated financial statements for the fiscal year ended  February 29, 2012 which will be included in our fiscal 2012 annual report to be reported on Form 10-K. Windes & McClaughry has previously rendered opinions on our consolidated financial statements for the fiscal years ended February 28, 2011 and 2010.

(ii)	The dismissal of Windes & McClaughry was approved by our Board of Directors.

(iii)
During the two most recent fiscal years and the subsequent interim period through March 2, 2012, there were no disagreements between us and Windes & McClaughry with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Windes & McClaughry would have caused them to make reference to the subject matter of the disagreement in connection with their report.  No reports of Windes & McClaughry contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iv)
During the two most recent fiscal years and the subsequent interim period through March 2, 2012 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness that was disclosed in our Form 10-Q/A for the period ended November 30, 2011.

The Company furnished Windes & McClaughry with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  .  A copy of the letter furnished by Windes & McClaughry in response to that request dated March 9, 2012, is filed as Exhibit 16.4 to this Report on Form 8-K/A.

We have authorized Windes & McClaughry to respond fully to inquiries of RJI concerning our consolidated financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged RJI as our new independent registered public accounting firm as of March 2, 2012.  During the two most recent fiscal years and through March 9, 2012, the Company has not consulted with RJI regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by RJI that RJI concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibit

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit	Description

16.4	Letter from Windes & McClaughry to the Securities and Exchange Commission dated March 9, 2012.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: March 9, 2012	By:	/s/ Carl Palmer
Carl Palmer
President